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                                                                    EXHIBIT 10.9

                               THIRD AMENDMENT TO
                               SERVICING AGREEMENT

         This Third Amendment to Servicing Agreement, dated as of April 15, 2003 (this "Amendment"), is among MicroFinancial Incorporated, a Massachusetts corporation (the "Servicer"), MFI Finance Corp. I, a Massachusetts corporation (the "Issuer"), Wells Fargo Bank Minnesota, National Association ("Wells Fargo" or the "Back-up Servicer"), and Wells Fargo, as indenture trustee (in such capacity, the "Indenture Trustee").

         WHEREAS, the parties hereto are parties to the Servicing Agreement, dated as of March 1, 2000 (as amended, restated, or supplemented from time to time, the "Servicing Agreement"), which has previously been amended by the First Amendment to Servicing Agreement, dated as of September 1, 2001, and the Second Amendment to Servicing Agreement, dated as of October 14, 2002, each among the parties to the Servicing Agreement;

         WHEREAS, Ambac Assurance Corporation (the "Note Insurer") is currently the "Controlling Party" as defined in the Amended and Restated Indenture, dated as of September 1, 2001 (as amended, restated, or supplemented from time to time, the "Indenture"), among the Servicer, the Issuer, the Back-up Servicer, and the Indenture Trustee;

         WHEREAS, Section 8.02(b) of the Servicing Agreement permits the parties to the Servicing Agreement to amend the Servicing Agreement to add any provisions to or change in any manner or eliminate any of the provisions of the Servicing Agreement, with the consent of the Controlling Party, but without requiring the consent of the noteholders under the Indenture, so long as such amendment does not modify the provisions of the Servicing Agreement or the Indenture specified in such Section;

         WHEREAS, pursuant to a letter agreement dated as of April 15, 2003, the
Note Insurer, as the Controlling Party under the Transaction Documents, has waived and instructed the Indenture Trustee to waive, certain Events of Default (as defined in the Insurance Agreements referred to therein), Servicer Events of Default and Trigger Events described therein;

         WHEREAS, the Note Insurer has requested that the Servicing Agreement be amended as provided for herein to document fully the effect of such waivers; and

         WHEREAS, the parties hereto have determined that the amendments provided for herein are of a type permitted by Section 8.02(b) of the Servicing Agreement without requiring the consent of the noteholders under the Indenture.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        DEFINITIONS.

         Each capitalized term used and not otherwise defined herein has the meaning ascribed thereto in the Servicing Agreement.

SECTION 2. AMENDMENTS TO SERVICING AGREEMENT. Effective as of the date hereof:

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         (a)      Section 6.01(a)(viii) of the Servicing Agreement is amended to read in its entirety as follows:

                  "(viii) the occurrence of an "event of default" under the Credit Agreement resulting from or consisting of:

                           (A) failure to make an amortization payment pursuant to Section 2.8(a) thereof (or any successor section), unless such event of default is cured, remedied, or temporarily waived in writing, in accordance with the terms of the Credit Agreement, within five Business Days thereafter, and, to the extent there has been a temporary waiver, permanently waived in writing, in accordance with the terms of the Credit Agreement, within 30 days; provided that any such exception resulting from a temporary waiver shall extend only to the earlier of the date on which such temporary waiver expires or 12:00 midnight on the 30th day after the date of the original event of default, if a permanent written waiver has not been obtained by such time;

                           (B) any "event of default" under the Credit Agreement, the occurrence of which results in the immediate and automatic or actually declared (to the extent authorized under the Credit Agreement) acceleration of the unpaid principal amount of the Loans and all other Obligations thereunder;

                           (C) any "event of default" under the Credit Agreement not encompassed by clauses (A) through (B), unless such event of default is cured, remedied, or temporarily waived in writing, in accordance with the terms of the Credit Agreement, within 15 Business Days thereafter and, to the extent there has been a temporary waiver, permanently waived in writing, in accordance with the terms of the Credit Agreement, within 30 days; provided that any such exception resulting from a temporary waiver shall extend only to the earlier of the date on which such temporary waiver expires or 12:00 midnight on the 30th day after the date of the original event of default, if a permanent written waiver has not been obtained by such time; or";

         (b) Section 6.01(a)(ix) of the Servicing Agreement is amended to read in its entirety as follows:

                  "(ix) [Intentionally omitted]; or";

         (c) Section 6.01(a)(x) of the Servicing Agreement is amended to read in its entirety as follows:

                  "(x) [Intentionally omitted]; or";

         (d) Section 6.01(a)(xi) of the Servicing Agreement is amended to read in its entirety as follows:

                  "(xi)    [Intentionally omitted]; or".

SECTION 3.        REPRESENTATIONS AND WARRANTIES.

         Each party by executing and delivering this Amendment represents and warrants that the person

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executing and delivering this Amendment on behalf of such party is duly authorized to do so, such party has full right and authority to enter into this Amendment and to consummate the transaction described in this Amendment, and this Amendment constitutes the valid and legally binding obligation of such party and is enforceable against such party in accordance with its terms.

SECTION 4.        MISCELLANEOUS.

         (a) Ratification of Servicing Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Servicing Agreement and, except as expressly modified and superseded by this Amendment, the Servicing Agreement is ratified and confirmed in all respects and shall continue in full force and effect.

         (b) References. The Servicing Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Servicing Agreement as amended hereby, are hereby amended so that any reference in such agreements to the Servicing Agreement shall mean a reference to the Servicing Agreement as amended hereby.

         (c) Counterparts. This Amendment may be executed in multiple counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         (d) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of choice of law principles of any jurisdiction.

         (e) Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the Issuer, the Servicer, the Indenture Trustee, the Back-up Servicer, the Note Insurer, and the Noteholders and their respective successors and permitted assigns.

         (f) Effectiveness; Notice to Rating Agencies and Others. Upon satisfaction of the Rating Agency Condition, this Amendment shall be effective, retroactive to the date first above written. The Servicer shall cause a conformed copy of this executed Amendment to be: (a) delivered to the Rating Agencies via facsimile transmission, promptly upon its execution and delivery, and (b) sent to the Indenture Trustee, the Note Insurer, and each Noteholder via facsimile transmission and first class U.S. mail promptly upon satisfaction of the Rating Agency Condition.

                                    * * * * *

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Servicing Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                           ISSUER

                                           MFI FINANCE CORP. I

                                           By: /S/ Peter R. von Bleyleben
                                               --------------------------------

                                           Name: Peter R. von Bleyleben

                                           Title: President

                                           SERVICER

                                           MICROFINANCIAL INCORPORATED

                                           By: /S/ Richard F. Latour
                                               --------------------------------

                                           Name: Richard F. Latour

                                           Title: President

                                           INDENTURE TRUSTEE

                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION, as indenture
                                           trustee

                                           By:  /S/ Cheryl Zimmerman
                                                --------------------------------

                                           Name:  Cheryl Zimmerman

                                           Title:  Corporate Trust Officer

                                           BACK-UP SERVICER

                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION

                                           By:  /S/ Cheryl Zimmerman
                                                --------------------------------

                                           Name:  Cheryl Zimmerman

                                           Title:  Corporate Trust Officer



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                                           CONSENTED TO BY:

                                           AMBAC ASSURANCE CORPORATION

                                           By: /S/ Harris C. Mehos
                                               --------------------------------
                                           Name: Harris C. Mehos
                                           Title: First Vice President

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